INCOME TAXES AND TAX RELATED PAYMENTS	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES AND TAX RELATED PAYMENTS
INCOME TAXES AND TAX RELATED PAYMENTS

Fortress was established as a publicly traded partnership and also established a wholly owned corporate subsidiary. Accordingly, a substantial portion of Fortress’s income is earned by the corporate subsidiary and subject to U.S. federal and state income taxation, taxed at prevailing rates. The remainder of Fortress’s income is allocated directly to its shareholders and is not subject to a corporate level of taxation.

Fortress recognizes compensation expense from the issuance of RSUs and RPUs (Note 8) over their vesting period.  Consequently, Fortress records an estimated income tax benefit associated with RSUs and RPUs.  However, Fortress is not entitled to an actual deduction on its income tax returns until a later date when the compensation is considered taxable to the employee.  The actual income tax deduction can vary significantly from the amount recorded as an income tax benefit in earlier periods and is based on the value of the stock at the date the compensation is taxable to the employee.

The equity-based compensation resulted in $7.8 million, $26.0 million and $13.9 million of recognized current tax benefit for the years ended December 31, 2014, 2013 and 2012, respectively.

At each tax deduction date, Fortress is required to compare the amount of the actual income tax benefit to the estimated amount recognized earlier.  Excess tax benefits associated with RSUs and RPUs are credited to stockholders' equity to the extent that the actual tax benefit is greater than what was previously estimated. If the actual tax benefit is less than that estimated, which will occur if the price of the stock has declined during the vesting period, Fortress has a “tax shortfall.”  The tax shortfall must be charged to income tax expense to the extent Fortress does not have prior excess tax benefits (i.e., prior actual tax benefits associated with RSUs and RPUs that were greater than the estimated benefits).

For the year ended December 31, 2014, Fortress recorded $3.5 million, to paid in capital for excess tax benefits from RSUs delivered during these periods and as a financing activity on the consolidated statements of cash flows.

Based on the value of the RSUs and RPUs which vested during the years ended December 31, 2013 and 2012, Fortress has tax shortfalls of $24.6 million and $32.1 million, respectively, which have been charged to income tax expense during these periods.

The provision for income taxes consists of the following:

	Year Ended December 31,
	2014	2013	2012
Current
Federal income tax expense (benefit)	$7,558	$1,185	$(223)
Foreign income tax expense (benefit)	12,258	8,875	9,550
State and local income tax expense (benefit)	5,175	1,310	639
	24,991	11,370	9,966
Deferred
Federal income tax expense (benefit)	(1,051)	47,953	27,559
Foreign income tax expense (benefit)	1,115	65	1,718
State and local income tax expense (benefit)	(18,108)	6,413	165
	(18,044)	54,431	29,442
Total expense (benefit)	$6,947	$65,801	$39,408

For the years ended December 31, 2014, 2013 and 2012, deferred income taxes of $0.5 million, $(0.7) million and $0.2 million were credited (debited) to other comprehensive income, primarily related to foreign currency translation. Current income tax benefits of $0.7 million, $0.0 million and $0.6 million were credited to paid-in capital in those years, respectively, related to (i) dividend equivalent payments on RSUs (Note 9), as applicable, and (ii) distributions to Fortress Operating Group restricted partnership unit holders (Note 9), which are currently deductible for income tax purposes.

Fortress established deferred tax assets in connection with its initial public offering and related transactions in 2007, as well as in connection with its subsequent public offering of shares. These transactions resulted in increases to the tax basis of FIG Corp.'s ownership interests in the assets owned by Fortress Operating Group. Fortress established these deferred tax assets for the expected tax benefits associated with the difference between the financial reporting basis of net assets and the tax basis of net assets. The establishment of the deferred tax assets increased additional paid in capital. These deferred tax assets reflect the tax impact of payments expected to be made under the tax receivable agreement (described below), which further increase Fortress’s deferred tax benefits and the estimated payments due under the tax receivable agreement.

FIG Corp. decreased its ownership in the underlying Fortress Operating Group entities during the year ended December 31, 2014 as a result of the purchase of Class A shares from the Nomura. This decrease was offset by an increase from the delivery of vested RSUs (Note 8) and the offering of Class A shares and the repurchase of an equivalent number of outstanding Fortress Operating Group units and an equal number of Class B shares. FIG Corp. increased its ownership in the underlying Fortress Operating Group entities during 2013 and 2012 through (i) the exchanges by the Principals and a former senior employee of Fortress Operating Group units and Class B shares for Class A shares (as described in Note 9), (ii) the delivery of vested RSUs and RPUs (Note 8), and (iii) the repurchase of Fortress Operating Group units and Class B shares from a former Principal (Note 9). As a result of the changes in ownership, the deferred tax asset was increased (decreased) by $(8.0) million, $2.7 million and $16.0 million with offsetting increases (decreases) of $(3.5) million, $0.5 million and $0.8 million to the valuation allowance (described below), in 2014, 2013 and 2012, respectively. In addition, the deferred tax asset was increased by $48.5 million, $12.1 million and $11.7 million related to a step-up in tax basis due to the share exchanges which will result in additional tax deductions, with offsetting increases in the valuation allowance of $0.9 million, $0.9 million and $1.0 million, while the liability for the tax receivable agreement was increased by $39.1 million, $0.1 million and $0.1 million to represent 85% of the expected cash tax savings resulting from the increase in tax basis deductions, in 2014, 2013 and 2012 respectively. Furthermore, deferred income taxes of $1.0 million was debited to paid-in capital related to the tax gain on treasury shares issued to employees in connection with equity-based compensation deliveries in 2013. The establishment of these net deferred tax assets, net of the change in the tax receivable agreement liability, also increased additional paid in capital.

The realization of the deferred tax assets is dependent on the amount of Fortress’s future taxable income before deductions related to the establishment of the deferred tax asset. The deferred tax asset is comprised of a portion that would be realized in connection with future ordinary income and a portion that would be realized in connection with future capital gains.

Fortress projects that it will have sufficient future taxable ordinary income in the normal course of business without any projected significant change in circumstances to fully realize the portion of the deferred tax asset that would be realized in connection with future ordinary income. Such projections do not include material changes in AUM or incentive income from the current levels. However, the projections do contain an estimated marginal growth assumption. Based on Fortress’s historical and projected taxable income, management has concluded that the realization of the portion of the deferred tax asset that would be realized in connection with future taxable ordinary income is more likely than not. If Fortress’s estimates change in the future and it is determined that it is more likely than not that some portion, or all, of this portion of  the deferred tax asset will not be realized, a valuation allowance would be recorded for that portion. However, in most cases, any tax expense recorded in connection with the establishment of a valuation allowance or the reversal of a deferred tax asset would be partially offset by other income recorded in connection with a corresponding reduction of a portion of the tax receivable agreement liability (see below). The following table sets forth Fortress’s federal taxable income for historical periods before deductions relating to the establishment of the deferred tax assets, other than deferred tax assets arising from equity-based compensation, as well as the average ordinary income needed over the approximate period of the deductibility (approximately 15 years from the date of establishment, based on the amortization period of the tax basis intangible assets recorded) in order to fully realize the portion of the deferred tax asset that would be realized in connection with future ordinary income (in millions):

2010	$77.6
2011	53.5
2012	80.9
2013	90.7
2014: Estimated	127.4
2015 - 2022: Average Required	$91.7

Fortress has made an assessment of the realizability of the portion of the deferred tax asset that would only be realized in connection with future capital gains. Fortress has established a full valuation allowance for this portion of the deferred tax asset as management does not believe that the projected generation of material taxable capital gains is sufficiently assured in the foreseeable future. The establishment of the valuation allowance resulted in a reduction of the obligations associated with the tax receivable agreement and a corresponding reduction of the deferred tax asset. Fortress recorded other income in connection with the adjustments to the tax receivable agreement liability.

The tax effects of temporary differences have resulted in deferred income tax assets and liabilities as follows:

	December 31,
	2014	2013

Pre-IPO equity transaction - tax basis adjustment
Tax basis goodwill and other intangible assets	$235,372	$239,910
Other assets	19,161	19,341
Principals’ (and a former senior employee’s) exchanges - tax basis adjustment
Tax basis goodwill and other intangible assets	76,390	31,788
Other assets	2,417	1,558
Public offering basis difference	(922)	15,725
Compensation and benefits	11,017	8,557
Options in affiliates	3,558	6,975
Partnership basis differences (A)	77,158	70,581
Other	15,008	26,592
Gross deferred tax assets	439,159	421,027
Less:
Valuation allowance	(13,072)	(49,805)
Deferred tax liabilities (B)	(8,464)	(16,696)
Deferred tax assets, net	$417,623	$354,526

(A)	Difference in book and tax basis from underlying partnership investments.

(B)
The deferred tax liabilities primarily relate to timing differences in the recognition of income from compensatory options received from certain permanent capital vehicles (Note 4). Deferred tax assets are shown net of deferred tax liabilities since they are both primarily of similar tax character and tax jurisdiction.

The following table summarizes the change in the deferred tax asset valuation allowance:

Valuation Allowance at December 31, 2012	$83,025
Due to FIG Corp. ownership change	1,461
Net decreases (A)	(34,681)
Valuation Allowance at December 31, 2013	$49,805
Due to FIG Corp. ownership change	(2,575)
Net decreases (A)	(34,158)
Valuation Allowance at December 31, 2014	$13,072

(A)
Primarily related to the write-off of certain fully reserved deferred tax assets associated with funds in the process of liquidation, and by the change in the portion of the deferred tax asset that would be realized in connection with future capital gains.

Fortress’s effective income tax expense rate is impacted by a variety of factors including, but not limited to, changes in the mix of businesses producing income or loss, which may be subject to tax at different rates, and related changes to Fortress’s structure, as well as changes in the deferred tax asset which, in turn, may result from a variety of factors. A reconciliation of the U.S. federal statutory income tax expense rate to Fortress’s effective income tax expense rate is as follows:

	Year Ended December 31,
	2014	2013	2012
Statutory U.S. federal income tax rate	35.00%	35.00%	35.00%
(Income) loss passed through to stockholders	(17.95)%	(13.30)%	(25.66)%
State and local income taxes	6.08%	4.33%	3.52%
Change in tax rate on certain deferred tax benefits (A)	(16.08)%	(0.60)%	(2.06)%
Tax receivable agreement liability adjustment (B)	10.74%	1.16%	2.64%
Foreign taxes	6.54%	1.55%	7.03%
Deferred tax asset write-off (C)	14.00%	8.41%	24.29%
Valuation allowance (D)	(31.65)%	(11.95)%	(9.02)%
Other	(0.24)%	0.11%	(2.26)%
Effective income tax rate (E)	6.44%	24.71%	33.48%

(A)	Primarily related to enacted legislative changes to New York State corporate taxation, which increased the value of certain future tax benefits.

(B)	Relates to the tax receivable agreement discussed below, which is not tax deductible and represents a significant permanent tax/GAAP difference.

(C)
In 2014, write-off of deferred tax assets relating to public offering basis difference, fully offset by a reversal of the related valuation allowance. For the years 2013 and 2012, write-off of deferred tax assets relating to the tax shortfall created by the vesting of RSUs and RPUs.

(D)
Primarily attributable to the reduction of the valuation allowance related to certain deferred tax assets associated with funds in the process of liquidation and by the change to the portion of the valuation allowance related to the deferred tax asset that is expected to be realized in connection with future capital gains.

(E)
The Effective income tax rate is computed by dividing Income tax benefit (expense) for the period by the sum of (i) Income (Loss) Before Income Taxes less (ii) Principals' and Others' Interests in Income (Loss) of Consolidated Subsidiaries for the period.

Tax Receivable Agreement

The Principals have the right to exchange each of their Fortress Operating Group units for one Class A share. Certain Fortress Operating Group entities have made an election under Section 754 of the Internal Revenue Code, as amended, which may result in an adjustment to the tax basis of the assets owned by Fortress Operating Group at the time of an exchange. The exchange may result in increases in tax deductions and tax basis that would reduce the amount of tax that the corporate taxpayers (i.e. FIG Corp., a wholly-owned Fortress subsidiary) would otherwise be required to pay in the future. Additionally, the further acquisition of Fortress Operating Group units from the Principals also may result in increases in tax deductions and tax basis that would reduce the amount of tax that the corporate taxpayers would otherwise be required to pay in the future.

The corporate taxpayers entered into a tax receivable agreement with each of the Principals that provides for the payment to an exchanging or selling Principal of 85% of the amount of cash savings, if any, in U.S. federal, state, local and foreign income tax that the corporate taxpayers actually realize (or are deemed to realize in the case of an early termination payment by the corporate taxpayers or a change of control, as defined) as a result of these increases in tax basis. Such payments are expected to occur over approximately the next 15 years. Although Fortress is not aware of any issue that would cause the IRS to challenge a tax basis increase, the Principals will not reimburse Fortress for any payments made under this agreement if tax savings claimed are later disallowed by the IRS. In connection with certain equity transactions that occurred prior to Fortress’s initial public offering, and related tax effects, a $393.0 million capital decrease and offsetting liability to the Principals was recorded in Due to Affiliates with respect to the tax receivable agreement. Subsequently, this liability has been adjusted based on transactions of the nature described above and for payments under the agreement. In connection with the tax returns filed for the years ended December 31, 2013, 2012 and 2011, $23.9 million (paid in 2014), $21.6 million (paid in 2013) and $16.5 million (paid in 2012) was paid to the Principals under the tax receivable agreement, respectively. For the tax year ended December 31, 2014, the payment which is expected to become due pursuant to the tax receivable agreement is approximately $26.6 million subject to the finalization of Fortress’s 2014 tax return. To the extent that a portion, or all, of this liability is not expected to be incurred (due to changes in expected taxable income), the liability is reduced. For the year ending December 31, 2014, an expense of $33.1 million was recognized as a result of an increase in the tax receivable agreement liability mainly attributable to (i) reversal of the valuation allowance associated with certain tax benefits expected to generate future payments under the tax receivable agreement and (ii) the change to the estimated effective tax rate applicable to future benefits as a result of enacted legislative changes to New York State corporate taxation.